Employee Benefits	12 Months Ended
Dec. 31, 2022
Disclosure Of Defined Benefit Plans [Line Items]
Employee Benefits
9.
Employee Benefits

As of December 31, 2022 the Group FTE’s were 726 (539 and 310 in the year ended December 31, 2021 and 2020, respectively) where 40% corresponded to information technology engineers (38% and 38% in the year ended December 31, 2021 and 2020, respectively).

Employee benefits is composed of the following:

	2022	2021	2020
Salaries, wages and contractor fees (i)	42,550	27,535	13,785
Share-based payments (ii)	8,684	7,590	7,295
Total employee benefits	51,234	35,125	21,080

(i)
Salaries, wages and contractor fees includes social security costs as well as annual bonuses compensations. This line also includes USD 11,357 (USD 7,085 in 2021 and USD 2,984 in 2020) related to capitalized salaries and wages.
(ii)
The share-based payments relate to equity-settled compensation expenses. For further information refer to Note 2.11: Share-based payments and warrants.